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                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 1
                       TO THE THIRD AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

   This Amendment No. 1 (the "Amendment") to the Third Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the "Trust") amends, effective January 26, 2018, the Third Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trustees of the Trust desires to amend the agreement to remove Class B Shares from Invesco American Value Fund, Invesco Comstock Fun, Invesco Dividend Income Fund, Invesco Energy Fund, Invesco Gold & Precious Metals Fund, Invesco Mid Cap Growth Fund, Invesco Small Cap Value Fund, Invesco Technology Fund, Invesco Technology Sector Fund and Invesco Value Opportunities Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

    1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

    2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

    3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 26, 2018.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

        PORTFOLIO                            CLASSES OF EACH PORTFOLIO
        ---------                            -------------------------
        Invesco American Value Fund           Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

        Invesco Comstock Fund                 Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

        Invesco Dividend Income Fund          Class A Shares
                                              Class C Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares
                                              Investor Class Shares

        Invesco Energy Fund                   Class A Shares
                                              Class C Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Investor Class Shares

        Invesco Gold & Precious Metals Fund   Class A Shares
                                              Class C Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Investor Class Shares

        Invesco Mid Cap Growth Fund           Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

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            Invesco Small Cap Value Fund      Class A Shares
                                              Class C Shares
                                              Class Y Shares

            Invesco Technology Fund           Class A Shares
                                              Class C Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Investor Class Shares

            Invesco Technology Sector Fund    Class A Shares
                                              Class C Shares
                                              Class Y Shares

            Invesco Value Opportunities Fund  Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares"